                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 7, 2005
                                                           ------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

              NEW YORK                0-3319                13-1784308
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    (State or other jurisdiction    (Commission           (IRS Employer
          of incorporation)          File Number)       Identification No.)

                      One Commerce Park, Valhalla, NY 10595
                      -------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 7, 2005, the registrant  entered into an amendment  ("Amendment No.
2") to the  registrant's  Amended  and  Restated  Stock  Option  Plan as adopted effective  January 1, 1994 and as amended and  restated on December 14, 2000 and amended on July 17, 2003 (the "Stock Option Plan"). A copy of Amendment No. 2 to the Stock  Option  Plan is  attached  hereto as EXHIBIT  99.01 and  incorporated herein by  reference.  The  following  summary of  Amendment  No. 2 to the Stock
Option Plan does not purport to be complete  and is subject to and  qualified in its entirety by reference to the actual text of such amendment. The terms of the
Stock Option Plan were amended to eliminate the provision that provided that any stock options  expiring within the period during which the  registrant's  shares are  suspended  from  trading on the NASDAQ  Stock  Market shall be subject to a
6-month  extension  from  the  earlier  of (i) the  date  trading  resumes  on a recognized  National  exchange or (ii) the filing of the Company's Form 10-K for the fiscal year ended July 29,  2000,  Forms 10-Q for the first two  quarters of fiscal 2001, and any other required filings.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits.

          99.01     Amendment No. 2 to Del Global Technologies Corp. Amended and
                    Restated Stock Option Plan dated July 7, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           DEL GLOBAL TECHNOLOGIES CORP.
                                                  (Registrant)

Date:  July 7, 2005
                                           By: /s/ Mark Koch
                                               ---------------------------------
                                               Mark Koch
                                               Principal Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
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99.01           Amendment  No. 2 to Del Global  Technologies  Corp.  Amended and
                Restated Stock Option Plan dated July 7, 2005.